UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 31, 2007

TMT CAPITAL CORPORATION
(Exact name of registrant as specified in charter)

Florida	000-50104	85-0412495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1890 Kentucky Avenue, Winter Park, FL 32789
(Address of principal executive offices)

(407) 622-5999
(Registrant’s Telephone Number, including Area Code)

ITEM 8.01

OTHER EVENTS

On December 31, 2007, Bootie Beer Company (“BBC”), a wholly-owned subsidiary of TMT Capital Corporation (the “Registrant”), filed for bankruptcy protection under Chapter 7 of the Bankruptcy Code in Orlando, Florida.  The case number for this proceeding is 6:07-bk-06882.  This filing is for BBC only and not the Registrant.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.2

Press Release of TMT Capital Corporation dated January 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMT CAPITAL CORPORATION

Date: January 3, 2008	By:	/s/ Tania M. Torruella
TANIA M. TORRUELLA
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit 99.2

Press Release of TMT Capital Corporation dated January 3, 2008